EMLCD SUP-1 120415

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 4, 2015

Important Notice Regarding Changes in Fund Name and Investment Strategy for Invesco Emerging Market Local Currency Debt Fund

The purpose of this supplement is to provide you notice of anticipated changes to the current Prospectuses and Statement of Additional Information for Class A, B, C, R, Y, R5 and R6 shares of Invesco Emerging Market Local Currency Debt Fund.

The Board of Trustees of AIM Investment Funds (Invesco Investment Funds) has approved changes to the Invesco Emerging Market Local Currency Debt Fund (the “Fund”)’s name, principal investment strategies, and dividend distribution frequency in connection with repositioning the Fund as an unconstrained emerging markets debt securities fund, effective on or about February 26, 2016.

Accordingly, effective on or about February 26, 2016, the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information (SAI) will be revised as follows:

1.	The name of the Fund will change from “Invesco Emerging Market Local Currency Debt Fund” to “Invesco Emerging Markets Flexible Bond Fund.”

2.	The following paragraphs in the Strategies sections of the Summary and Statutory Prospectuses will be modified as follows:

“The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowing for investment purposes) in debt securities of emerging markets countries and in derivatives and other instruments that have economic characteristics similar to such securities. Emerging markets countries are those countries in the world other than the United States, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong, Singapore, Israel and the developed countries of the European Union (a list of which can be found in the Fund’s SAI).”

3.	The following information replaces in its entirety the information appearing in section (8)(c) under the sub-heading “Non-Fundamental Restrictions” in the SAI:

“(c) Invesco Emerging Markets Flexible Bond Fund invests, under normal circumstances, at least 80% of its assets in debt securities of emerging markets countries.”

4.	The Fund will have expanded derivative capabilities, including the ability to invest in commodity futures and swaps for the purposes of hedging certain of the risks associated with emerging market debt securities. The Fund will invest in Invesco Emerging Markets Flexible Bond Cayman Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary), to gain exposure to commodities markets for hedging purposes. The Subsidiary, in turn, will invest in commodity futures and swaps. In addition, Invesco Advisers, Inc. (Invesco), the Fund’s investment adviser, is registered as a commodity pool operator under the Commodity Exchange Act and will, therefore, be subject to the rules and regulations of the Commodity Futures Trading Commission with respect to the Fund.

5.	The Fund will change its dividends distribution frequency from monthly to quarterly. As a result, the following information in the Dividends sections of the Statutory Prospectuses will be modified as follows:

“Invesco Emerging Markets Flexible Bond Fund generally declares and pays dividends from net investment income, if any, quarterly.”

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6.	The risk sections of the Fund’s Summary and Statutory Prospectuses will be updated to include risks that correspond with the changes in the Fund’s principal investment strategies, including (a) commodity risk; (b) commodities tax risk; and (c) subsidiary risk.

7.	The Fund will change its broad-based index, style specific index and peer group index.

8.	The Fund’s investment adviser, Invesco, will remain the same; however, a new portfolio management team will replace the current portfolio management team.

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